                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]     SERIES 2005-FF12
--------------------------------------------------------------------------------

                               ABS NEW TRANSACTION

                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12

                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE

                                DECEMBER 12, 2005

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   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
[MERRILL LYNCH LOGO]     SERIES 2005-FF12
--------------------------------------------------------------------------------

                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

DEAL
-----------------
 Date                                             12/13/2005
 Deal Size                                     1,874,757,000

OTHER DEAL INFO
---------------
Lead                                                      ML
Originator[s]                                 First Franklin
Servicer[s]                                          NatCity
Raters                                          S&P, Moody's

POOL SUMMARY DATA
-----------------
Agency Conforming                                      67.66
Non Conforming                                         32.34
Prefunding (if any)                                     None
No of Loans                                            9,194
Average Loan Size                                    213,743
WAC                                                    6.838
WA LTV                                                 80.13
% First Lien                                          100.00
% Owner Occ                                            96.85
% Purchase                                             68.74
% Cash out                                             28.51
% Full Doc                                             62.60
% Reduced/Limited Doc                                   0.00
% Stated Income                                         1.02
% No docs                                               0.00
WA FICO                                                  656
FICO Range                                        540 to 817

MORTGAGE INDICES
----------------
Floating Rate Mortgages                                89.63
Fixed Rate                                             10.37
2/28 Float                                             68.25
3/27 Float                                             17.53
5/25 Float                                              3.50
IO Mortgages                                           65.65

LOAN SIZE          % OF POOL    AVE FICO    AVE LTV
---------          ---------    --------    -------
Loans < 100k          6.87        629        79.46
Loans < 75k           2.64        628        79.10
Loans > 350k         34.74        673        80.05
Loans > 500k         16.82        676        79.47
Loans > 750k          5.71        689        78.24

INCOME STRATS      % OF POOL    AVE FICO    AVE LTV
-------------      ---------    --------    -------
Average DTI          42.47        656        80.13
DTI 40-45%           22.04        661        80.51
DTI 45-50%           27.78        658        80.55
DTI 50-55%           16.26        650        80.44
DTI > 55%             0.06        610        79.54

GEOGRAPHIC
----------
California                                             38.38
North California                                       11.37
South California                                       27.00
Florida                                                 7.18
Illinois                                                5.37
Michigan                                                2.64
Texas                                                   2.89
Colorado                                                1.80
New York                                                3.43

GEOGRAPHIC
----------
New Jersey                                              1.84
Virginia                                                1.57
Washington                                              2.49
Mass                                                    1.59

PROPERTY TYPE
-------------
Single Prop                                            67.51
PUD                                                    19.70
2-4 Family                                              4.35
Condo                                                   8.43
MH                                                      0.00

FICO               % OF POOL    AVE FICO    AVE LTV
----               ---------    --------    -------
Fico < 600           12.81        577        79.08
Fico < 580            5.88        562        77.74
Fico < 560            2.06        549        76.04
Below 520             0.00          0         0.00
521 - 540             0.14        540        74.08
541 - 560             2.13        551        76.43
561 - 580             4.06        571        78.89
581 - 600             7.03        591        80.32
601 - 620             12.03        610        80.35
621 - 640            13.07        630        80.44
641 - 660            17.55        650        80.33
661 - 680            14.37        670        80.18
681 - 700            10.63        690        80.12
701 - 720               7.43        710        80.58
721 - 740             5.10        730        80.48
Above 740             6.47        764        79.57

LTV                % OF POOL    AVE FICO    AVE LTV
---                ---------    --------    -------
<=50                  1.04        639        40.88
50.01-55              0.50        635        52.63
55.01-60              0.93        626        57.73
60.01-65              1.67        647        63.11
65.01-70              2.12        627        68.56
70.01-75              3.60        643        73.66
75.01-80             72.50        663        79.88
80.01-85              4.15        617        84.51
85.01-90              8.81        634        89.64
90.01-95              4.65        662        94.61
95.01-100             0.03        669        99.99
> 100%                0.00          0         0.00
> 80%                17.64        638        89.76
> 90%                 4.67        662        94.64

Average Seasoning                               2
% > 3 months                                  2.75
mortgage insurance if any                     0.00
MI providers                                  None
excess spread - ave 1st yr

DELINQUENCIES
-------------
30-59 day past                                0.00